UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 16, 2006

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey	08648
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code):	(609) 219-0930

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02, which is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 21, 2006 the Company announced that it had appointed John D. Wille, age 51, as its Chief Financial Officer, in succession to Brain J. Geiger, who has retired. Mr. Wille’s appointment became effective August 16, 2006. Mr. Wille also serves as Chief Financial Officer of certain of the Company’s subsidiaries, including Ascendia Brands Co., Inc., the operating company for its health and beauty care business.

Prior to his appointment, Mr. Wille served for more than five years as Vice President and Chief Financial Officer of Russ Berrie & Company (NYSE: RUS), a leading designer, manufacturer and wholesale distributor of gift and infant/juvenile products, where his responsibilities also included corporate strategy, acquisitions, investor relations and corporate governance.

Mr. Wille received a Bachelor of Science degree from the McIntire School of Commerce at the University of Virginia in Charlottesville, VA.

Mr. Wille will receive annual salary and cash allowances of $264,400 and will be eligible to participate in the Company’s 401(k), insurance and other standard benefits programs. In addition, Mr. Wille will receive 50,000 shares of restricted stock, to vest over a two-year period, and will be eligible for stock options, in an aggregate value corresponding to five times his base annual salary of $250,000, to vest over 5 years.

Item 7.01 Regulation FD Disclosure

On August 21, 2006, the Issuer issued a press release announcing the appointment of John D. Wille as its Chief Financial Officer. A copy of the Issuer’s press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2006		ASCENDIA BRANDS, INC.

	By:	/s/ John D. Wille
John D. Wille Chief Financial Officer